SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – November 15, 2010 (November 12, 2010)

BLACK NICKEL ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Delaware	000-51722	83-0432183
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

6914 So Yorktown Ave., Suite 130, Tulsa, OK  74136
(Address of principal executive offices) (Zip Code)

300 Colonial Center Parkway, Suite 260, Roswell, Georgia  30076
(Former address of principal executive offices) (Zip Code)

(918) 712-7774
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01:	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  On November 12, 2010, the Board of Directors of the Registrant dismissed Seale and Beers, CPAs ("S&B"), its independent registered public accounting firm.  On the same date, November 12, 2010, the independent registered public accounting firm of Creason & Associates, P.L.L.C. ("Creason") was engaged by our Board of Directors as our new independent registered public accountants.  S&B was selected to be our auditor when we terminated Raich Ende Malter & Co. LLP ("Raich") on September 8, 2009 pursuant to the 8-K filed September 11, 2009.  The Company's plans were delayed and S&B did not perform any audit services.  Accordingly, S&B did not issue any reports on the Company's financial statements.  None of the reports of Raich on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our Form 10-K for the fiscal year ended December 31, 2007 contained a going concern qualification.

During the registrant's two most recent fiscal years and the subsequent interim period thereto, there were no disagreements with Raich, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to S&B's or Raich's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

We have requested that S&B furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  S&B's letter is attached as Exhibit 16.1.  Raich's letter was attached as Exhibit 16.1 to our 8-K filed on September 11, 2009.

(b)  On November 12, 2010, the registrant engaged Creason & Associates, P.L.L.C. as its independent accountant.  We have not, during the two most recent fiscal years and the interim period preceding the engagement, consulted Creason regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

	(16.1)	Letter from Seale and Beers, CPAs dated November 12, 2010 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK NICKEL ACQUISITION CORP III

By:	/s/ Michael D. Pruitt
Michael D. Pruitt, Chief Executive Officer

Date:   November 12, 2010